UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2018

Innovate Biopharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2018, Innovate Biopharmaceuticals, Inc. (“Innovate”) entered into a Master Services Agreement (the "Agreement") with Amarex Clinical Research, LLC ("Amarex") pursuant to which Innovate may engage Amarex to provide electronic data capture solutions and associated services for data management, biostatistics and safety monitoring for clinical trials pursuant to project work orders mutually agreed between the parties. The Agreement and any project work orders thereunder may be terminated by Innovate at any time upon 30 days’ written notice to Amarex. In addition, either party may terminate the Agreement or any project work orders thereunder upon 30 days’ written notice (with the opportunity to cure) in the event of a material default in performance by the other party or immediately in the event of any bankruptcy, insolvency, liquidation or assignment for the benefit of creditors of the other party.

The foregoing description of the Agreement is a summary, is not complete and is qualified in its entirety by reference to the actual Agreement, which will be filed as an exhibit to Innovate’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2018, portions of which will be subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.	Other Events.

On August 23, 2018, Innovate issued a press release announcing the entry into the Agreement by Innovate and Amarex. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report. The information in Item 7.01 of this Current Report, including the attached Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the [Securities Exchange Act of 1934, as amended (the “Exchange Act”)/Exchange Act], or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to this Current Report in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated August 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc.

Date: August 23, 2018	By:	/s/ Jay P. Madan
Jay P. Madan
President and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 23, 2018.